SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       -----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         September 9, 2002



                              OCEAN BIO-CHEM, INC.

               (Exact name of registrant as specified in charter)

Florida                             2-70197                     59-1564329
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of Incorporation)                                          Identification No.)


4041 S. W. 47 Avenue, Fort Lauderdale, Florida                       33314
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:         (954) 587-6280



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Item 5.  Other Events

     On September 9, 2002, The Board of Directors of the Company declared a ten percent (.10) stock dividend to all shareholders of record on September 27, 2002 and distributable on October 16, 2002.



                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OCEAN BIO-CHEM, INC.


Date: September 9, 2002            By: /S/ Peter G. Dornau
                                       -----------------------------------------

                                    Name: Peter G. Dornau
                                          --------------------------------------
                                    Title:  Chairman of the Board of Directors
                                             And Chief Executive Officer

Date: September 9, 2002            By: /S/ Edward Anchel
                                    --------------------------------------------

                                    Name: Edward Anchel
                                          --------------------------------------
                                    Title:   Chief Financial Officer